UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): September 21, 2004


                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)


       Virginia             1-08964               54-0829246

  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 658-2400

Former name, former address, and former fiscal year, if changed since last report: N/A


Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-29b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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FOREWARD-LOOKING STATEMENTS

Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate,"
"believe," "estimate," "expect" and similar expressions. Halifax Corporation ("Halifax" or the "Company") cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company's revenues, risks involved in contracting with its customers, government contracting risks, absence of dividends, potential conflicts of interest, difficulties in attracting, and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth, ramifications of the embezzlement matter, risks related to competition and the Company's ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 1.01      Entry Into a Material Definitive Agreement.

          On September 21, 2004, the Company entered into a Maintenance Service Contract (the "Contract") with a global service provider to provide computer maintenance and support services to a consumer products retailer chain with over 5,000 locations nationwide. The Contract which is a fixed price service contract, requires that the Company provide 7x24 computer support services. The Company has several other contracts with the global service provider pursuant to which the Company acts as subcontractor for this provider. The initial term of the contract expires in December 2005 and has an estimated value of $6.7 million. The Contract is subject to extension by the global service provider to December 2008.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          None.

     (b)  Pro-forma Financial Information

          None.

     (c)  Exhibits

          The following exhibit is filed herewith

               99.1  Press Release dated September 21, 2004


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                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  September 24, 2004          By:  /s/Joseph Sciacca
                                        Joseph Sciacca
                                        Vice President, Finance & CFO












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                             EXHIBIT INDEX




Exhibit No.                   Description

     99.1                     Press Release dated September 21, 2004